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                                                                EXIBIT 10.7(iii)



                                 AMENDMENT TWO
                                 -------------
                                      TO
                                      --
                             EMPLOYMENT AGREEMENT
                             --------------------


     This AMENDMENT TWO TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana mutual insurance company (the "Company") and Marjorie W. Dorr (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 1st day of January, 1999, as follows:

1. Effective July 29, 2000, Section 4(a) is hereby amended by deleting two hundred twenty-five thousand dollars ($225,000) and inserting in place thereof three hundred fifty thousand dollars ($350,000), section 4(b) is hereby amended by deleting sixty percent (60%) and inserting in place thereof seventy percent (70%), and section 4(c) is hereby amended effective January 1, 2000, seventy percent (70%) after fifty percent (50%), and

2. Effective July 29, 2000, Section 10 is hereby amended by inserting after employment the following" "; provided, however, if the Executive terminates this Agreement because the Company has assigned her to a new position outside of the greater North Haven, Connecticut area, then the provisions of Section 11 shall govern instead of this Section unless the employment duties in the new position are comparable to or greater than those employment duties assigned to the Executive as of July 29, 2000.

3.  All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT TWO TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.



Marjorie W. Dorr                        Anthem Insurance Companies, Inc.



/s/ Marjorie W. Dorr
                                        By:  /s/ Larry C. Glasscock
-----------------------                      ---------------------------
                                        Name:   Larry C. Glasscock

                                        Title:   President and CEO